UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2024

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2024, SJW Group (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 of Form 8-K by reference.

The information in Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 25, 2024, the Company, acting pursuant to authorization from the Board of Directors of the Company (the “Board”), notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.001 per share (the “Common Stock”), from the NYSE, and to transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that listing and trading of its Common Stock on the NYSE will end at market close on or about November 7, 2024, and that trading will begin on Nasdaq at market open on or about November 8, 2024. The Common Stock will continue to trade under “SJW”, the current symbol.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers.

On October 25, 2024, the Board of the Company amended the SJW Group Executive Officer Short-Term Incentive Plan (the “Plan”) to remove the “Maximum Incentive Compensation Award Amount,” as defined in the Plan, which had been designed to comply with tax rules no longer in effect.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group dated October 28, 2024 announcing the 2024 Third Quarter Financial Results.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: October 28, 2024	/s/ Andrew F. Walters
Andrew F. Walters
Chief Financial Officer, Treasurer and Interim Principal Accounting Officer